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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                      filed pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 5, 2003





                              SPECTRASCIENCE, INC.
             (Exact name of registrant as specified in its charter)


            Minnesota                 000-13092              41-1448837
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   (State or other jurisdiction      (Commission          (I.R.S. Employer
        of incorporation)            File Number)        Identification No.)


901 Marquette Ave., Suite 1400, Minneapolis,                  MN 55402
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 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      612-305-1400 ext. 502
                                                    ----------------------------

     14405 21st Avenue North, Suite 111, Minneapolis, Minnesota 55447-4685
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                Page 1 of 4 Pages
                             Exhibit Index on Page 4

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Item 3.  Bankruptcy or Receivership.
         --------------------------

         As previously disclosed on its Current Report on Form 8-K, dated September 13, 2002, SpectraSCIENCE, Inc., a Minnesota corporation (the "Company"), filed its Chapter 7 bankruptcy petition in the United States Bankruptcy Court for the District of Minnesota (the "Bankruptcy Court") on September 13, 2002. Timothy D. Moratzka was appointed as the Company's Chapter 7 Trustee (the "Trustee") on September 13, 2002. A meeting of creditors was convened on November 1, 2002, and creditors were instructed to file their proofs of claim no later than January 27, 2003. Prior to the conversion of the Company's bankruptcy case, as set forth below, the Trustee was charged with liquidating the Company and did not have authority to operate the Company's business.

         On January 15, 2003, the Trustee and GDBA Investments, LLLP filed a joint motion to (i) convert the Company's bankruptcy case from Chapter 7 to Chapter 11, and (ii) appoint the Trustee as Trustee-In-Possession. The joint motion was granted by the Bankruptcy Court on February 5, 2003. The status of the Company's bankruptcy case (BKY Case No. 02-42904) may be reviewed at any time, at www.mnb.uscourts.gov/.
         ---------------------

Item 5.  Other Events.
         ------------

         Attached as Exhibit 99.1 is a press release of SpectraSCIENCE, Inc., dated February 7, 2003.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits. The following exhibits are filed as part of this report.

         99.1     Press Release, dated February 7, 2003, of SpectraSCIENCE, Inc.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2003

                                       SPECTRASCIENCE, INC.

                                       /s/ Timothy D. Moratzka
                                       --------------------------------
                                       Timothy D. Moratzka
                                       Trustee-In-Possession



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                                INDEX TO EXHIBITS

(c)   Exhibits

                                                                      Page No.
                                                                      --------

99.1  Press Release, dated February 7, 2003, of SpectraSCIENCE, Inc.




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